AMERITOR

                                   INVESTMENT
                                     TRUST

                                 ANNUAL REPORT

                                 JUNE 30, 2001

                        An Ameritor NO-LOAD Mutual Fund

                              --------------------
                                  Ameritor
                                   Financial
                                    Corporation
                              --------------------

                               Investment Advisor

Dear Shareholder:

As you will note in this report, Ameritor Investment Fund had a negative return this past fiscal year. This performance was a reflection of the general trend of the stock market over that period of time.

We will seek to achieve a favorable performance in the coming year, with the assistance of our professional and experienced portfolio manager, Paul Dietrich. Every effort will be made to increase the value of the portfolio to produce a positive return.

Ameritor Financial Corporation (AFC), has engaged Unified Fund Services, Inc. to serve as a subcontractor for our fund accounting. AFC will perform transfer agency and administrative services for the Fund in our continued efforts to reduce operating costs for the ultimate benefit of the shareholders.

We shall endeavor to make your Fund an attractive investment and will continue working toward enhanced appreciation of your investments, lower operating costs and higher shareholder return in future years.


Sincerely,

/s/ Carole S. Kinney

Carole S. Kinney
President

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Trustees
    and Shareholders of
Ameritor Investment Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritor Investment Fund, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented for the three year period ending June 30, 1999 were audited by other auditors whose report dated August 6, 1999 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritor Investment Fund as of June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 2, 2001

                            AMERITOR INVESTMENT FUND
                            Portfolio of Investments
                                  June 30, 2001

                                                                        Value
                                                          Shares       (Note 1)
                                                        ----------    ----------
COMMON STOCK - 99.95%

Computers - 3.22%
EMC Corp. (a)                                                1,200    $   35,952
                                                                      ----------
          Total Computers                                                 35,952
                                                                      ----------

Computer Hardware & Software - 7.74%
Network Appliance, Inc. (a)                                  1,400        19,334
VERITAS Software Corp. (a)                                     990        67,073
                                                                      ----------
          Total Computer Hardware & Software                              86,407
                                                                      ----------

Computer Software & Services - 14.38%
Brocade Communication Systems, Inc. (a)                          8           347
Cisco Systems, Inc. (a)                                      2,850        55,005
Juniper Networks, Inc. (a)                                     850        26,367
McData Corp. (a)                                                44           878
Mercury Interactive Corp. (a)                                1,260        77,553
Silicon Storage Technology, Inc. (a)                            45           424
                                                                      ----------
          Total Computer Software & Services                             160,574
                                                                      ----------

Electrical Equipment - 0.02%
Power-One, Inc. (a)                                             14           231
                                                                      ----------
          Total Electrical Equipment                                         231
                                                                      ----------


Electronic Instruments - 3.46%
Agilent Technologies, Inc. (a)                               1,155        38,693
                                                                      ----------
          Total Electronic Instruments                                    38,693
                                                                      ----------

Electronics - Semiconductors - 19.39%
Applied Micro Circuits Corp. (a)                             2,400        42,480
Broadcom Corp. (a)                                             650        27,969
Cree, Inc. (a)                                               1,500        39,750
International Rectifier Corp. (a)                            2,160        73,656
PMC-Sierra, Inc. (a)                                           635        19,850
Rambus, Inc. (a)                                             1,070        11,770
TriQuint Semiconductor, Inc. (a)                                27           555
Xilinx, Inc. (a)                                                14           587
                                                                      ----------
          Total Electronics - Semiconductors                             216,617
                                                                      ----------


Medical - Biotechnology - 12.97%
Cytyc Corp. (a)                                              6,300       144,900
                                                                      ----------
          Total Medical - Biotechnology                                  144,900
                                                                      ----------

Pharmaceuticals - 7.22%
MedImmune, Inc. (a)                                          1,700        80,614
                                                                      ----------
          Total Pharmaceuticals                                           80,614
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                            AMERITOR INVESTMENT FUND
                            Portfolio of Investments
                                  June 30, 2001

                                                                        Value
                                                          Shares       (Note 1)
                                                        ----------    ----------
COMMON STOCK - 99.95%

Telecommunications - 11.75%
CIENA Corp. (a)                                                 10    $      381
Gemstar - TV Guide International, Inc. (a)                   2,400       100,632
JDS Uniphase Corp. (a)                                       2,291        30,218
                                                                      ----------
          Total Telecommunications                                       131,231
                                                                      ----------

Telecommunications Equipment - 10.45%
Nortel Networks Corp.                                        1,230        11,131
QUALCOMM, Inc. (a)                                           1,394        79,458
Tellabs, Inc. (a)                                            1,400        26,110
                                                                      ----------
          Total Telecommunications Equipment                             116,699
                                                                      ----------

Wireless Equipment - 9.35%
Powerwave Technologies, Inc. (a)                             2,670        36,712
RF Micro Devices, Inc. (a)                                   2,560        67,712
                                                                      ----------
          Total Networking Products                                      104,424
                                                                      ----------

Total Common Stock (Cost $2,448,987)                                   1,116,342
                                                                      ----------


                                                           Par
                                                        ----------
INVESTMENT COMPANY - 0.05%
Evergreen Money Market Treasury Institutional -
Money Market Fund Institutional Shares (Cost $624)      $      624           624
                                                                      ----------

Total Portfolio of Investments (Cost $2,449,611)                      $1,116,966
                                                                      ==========

(a)  Non-income producing

    The accompanying notes are an integral part of the financial statements.

                            AMERITOR INVESTMENT FUND
                       Statements of Changes in Net Assets

                                                                 For the year     For the year
                                                                ended June 30,   ended June 30,
                                                                     2001             2000
                                                                 ------------     ------------

Increase (decrease) in net assets from operations:
     Net investment loss                                         $   (180,674)    $   (267,175)
     Net realized gain from investment transactions                   762,842        1,478,875
     Change in unrealized appreciation
         of investments                                            (2,309,752)        (738,061)
                                                                 ------------     ------------
     Net increase (decrease) in net assets resulting
         from operations                                           (1,727,584)         473,639

Decrease in net assets from trust share transactions (Note 3)         (71,456)        (147,602)
                                                                 ------------     ------------
     Increase in net assets                                        (1,799,040)         326,037

Net assets at beginning of period                                   2,930,011        2,603,974
                                                                 ------------     ------------

Net assets at end of period, including accumulated
     net investment loss of $2,870,210 and $2,689,536            $  1,130,971     $  2,930,011
                                                                 ============     ============

    The accompanying notes are an integral part of the financial statements.

                            AMERITOR INVESTMENT FUND
                              Finanacial Highlights

                                                                        For the years ended
                                                                              June 30
                                             --------------------------------------------------------------------------
                                                2001            2000            1999            1998            1997
                                             ----------      ----------      ----------      ----------      ----------
Per Share Operating Performance:
    Net asset value, beginning of
        period                               $     1.92      $     1.62      $     1.12      $      .85      $      .86
                                             ----------      ----------      ----------      ----------      ----------
    Net investment income (loss)                  (0.12)          (0.25)          (0.21)          (0.29)          (0.03)

    Net Realized and unrealized gain
    (loss) on investments                         (1.03)           0.55            0.71            0.56            0.02
                                             ----------      ----------      ----------      ----------      ----------
    Total from Investment operations              (1.15)           0.30            0.50            0.27           (0.01)

Net asset value, end of period               $     0.77      $     1.92      $     1.62      $     1.12      $     0.85
                                             ==========      ==========      ==========      ==========      ==========

Ratio/Supplemental Data:
     Total Return                                (59.83)%         18.36%          44.59%          32.46%          (2.05)%
     Ratio of expenses to avg. net assets          8.83%           9.95%          11.97%          14.54%          16.47%
     Ratio of net investment income(loss)
         to average net assets                    (8.47)%         (9.88)%        (11.46)%        (13.52)%        (15.75)%
     Portfolio turnover                               1%             76%              0%             34%            138%
     Net Assets, end of period (000's)       $    1,130      $    2,929      $    2,604      $    1,880      $    1,634

    The accompanying notes are an integral part of the financial statements.

                            AMERITOR INVESTMENT FUND
                       Statement of Assets and Liabilities
                                  June 30, 2001

Assets:
     Investments at value (Cost $2,449,611) (Note 1)               $  1,116,966
     Receivable - securities sold                                        11,277
     Interest and dividend receivable                                        30
     Prepaid expense                                                     34,175
                                                                   ------------
                 Total assets                                         1,162,448
                                                                   ------------

Liabilities:
     Accounts payable and accrued expenses                               25,733
     Investment advisory and service fees payable (Note 4)                5,744
                                                                   ------------
                 Total Liabilities                                       31,477
                                                                   ------------

Net Assets                                                         $  1,130,971
                                                                   ============

Net assets consist of:
     Paid-in capital                                               $  3,226,024
     Accumulated net investment loss                                 (2,870,210)
     Accumulated net realized gains from security transactions        2,107,802
     Unrealized appreciation of investments                          (1,332,645)
                                                                   ------------
                                                                   $  1,130,971
                                                                   ============

Net asset value, offering price and redemption price
      per share ($1,130,971 divided by 1,475,017 shares
      of no par value trust shares)                                $       0.77
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                            AMERITOR INVESTMENT FUND
                             Statement of Operations
                        For the year ended June 30, 2001

Investment Income:
     Dividends                                                   $      1,069
     Interest                                                           6,686
                                                                 ------------
                 Total income                                                  $      7,755
                                                                               ------------


Expenses:
     Investment advisory fee (Note 2)                                  21,335
     Fund administration fee (Note 2)                                  50,000
     Professional fees                                                 56,815
     Shareholder recordkeeping and servicing fee (Note 2)              11,734
     Salaries and employee benefits (Note 2)                           16,472
     Rent (Note 2)                                                      1,609
     Computer services (Note 2)                                         1,247
     Custodian fees                                                     3,598
     Reports to shareholders                                           10,038
     Trustees' fees and expenses (Note 2)                               5,492
     Miscellaneous                                                     10,089
                                                                 ------------
                 Total expenses                                                     188,429
                                                                               ------------

                 Net Investment loss                                               (180,674)
                                                                               ------------

Realized and Unrealized Gain/(Loss) on Investments (Notes 1 and 4):
     Net realized gain from investment transactions                                 762,842
     Change in unrealized appreciation of investments                            (2,309,752)
                                                                               ------------
     Net loss on investments                                                     (1,546,910)
                                                                               ------------
     Net decrease in net assets resulting from operations                      $ (1,727,584)
                                                                               ============

    The accompanying notes are an integral part of the financial statements.

Performance Graph

     The following graph provides a comparison of the change in the value of a $10,000 investment in the Fund and same investment in the S&P 500 Index for each fiscal year from June 30, 1992 to June 30, 2001.

                         Total Return vs S&P 500 Index

                               [GRAPHIC OMITTED]

                     -------------------------------------
                     Ameritor Investment Fund      $ 6,526
                     S&P 500 Index                 $40,294
                     -------------------------------------

                     -------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR      5 YEAR      10 YEAR
                       (59.83)%     (2.18)%     (4.18)%
                     -------------------------------------

*    Past perfomance is not predictive of future performance.
**   S&P 500 Index is adjusted to reflect the reinvestment of dividends.

                            AMERITOR INVESTMENT FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2001

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Ameritor Investment Fund, (the "Fund"), is registered under the Investment Company act of 1940, as amended, as a non-diversified, open-end investment company. The Fund has not been accepting new subscriptions since November 1996. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     A. SECURITY VALUATION - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. INCOME TAXES - The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes by using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

     C. INVESTMENT TRANSACTIONS - Investment transactions are recorded on the trade date. Realized gains and losses are determined by using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                            AMERITOR INVESTMENT FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2001

NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The investment advisory agreement with Ameritor Financial Corporation ("AFC"), an affiliate, provides for a fee based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, AFC received fees from the Fund for the performance of delegated services, (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at an annual rate of $20.00 per account.

     For the months of July and August 2000, AFC also received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund, for rent and for computer programming services.

     Beginning September 1, 2000, a Fund Accounting and Compliance Administration Agreement became effective. This agreement requires that AFC provide administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund. As compensation for these services, AFC receives a fee at the annual rate of 0.20% of the Fund's average daily net assets. The contract also provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $5,000 per month.

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

NOTE 3 - TRUST SHARES

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                               For the year ended June 30,
                                         2001                              2000
                                         ----                              ----
                               Shares           Amount           Shares            Amount
                            ------------     ------------     ------------     ------------
     Shares sold                     -0-     $        -0-              -0-     $        -0-
     Shares redeemed             (53,373)         (71.456)         (76,264)        (147,602)
                            ------------     ------------     ------------     ------------
     Net decrease                (53,373)    $    (71,456)         (76,264)    $   (147,602)
                            ============     ============     ============     ============

     Shares outstanding:
     Beginning of period             1,528,390                          1,604,654
                                  ------------                       ------------
     End of period                   1,475,017                          1,528,390
                                  ============                       ============

NOTE 4 - PURCHASE AND SALE OF SECURITIES

     During the year ended June 30, 2001 purchases and proceeds from sales of investment securities were $10,543 and $1,210,153, respectively. Net unrealized depreciation of investments aggregated $1,332,645, which relates to gross unrealized appreciation and gross unrealized depreciation of $69,351 and $1,401,996, respectively.

NOTE 5 - FEDERAL INCOME TAXES

     In the fiscal year ended June 30, 2001, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in fiscal year ended June 30, 2001, therefore no income tax provision is required. A full valuation allowance was provided for deferred tax assets, totaling approximately $263,000 at June 30, 2001, which arises principally from net operating loss carryforwards available for income tax purposes.

     For income tax purposes, the fund has net operating loss carryforwards approximating $774,400 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: $16,400;
     (2012) $270,000; (2013) $239,000 and (2014) $249,000.

AMERITOR INVESTMENT FUND
4400 MacArthur Blvd., #301
Washington, D.C. 20007-2521
1-888-424-8570
202-625-6000 Washington, D.C. area

Transfer Agent
Ameritor Financial Corporation
4400 MacArthur Blvd., #301
Washington, D.C. 20007-2521

Custodian
First Union
123 S. Broad Street
Philadelphia, PA 19109

Independent Accountants
Tait, Weller & Baker
Suite 800
8 Penn Center Plaza
Philadelphia, PA 19103-2108

For more information about
Ameritor Fund, account
information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-625-6000 Washington, D.C. area